                                                              Exhibit 10.58



                                ESCROW AGREEMENT

         THIS AGREEMENT is made as of the 7th day of March 1997, by and among HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company ("PURCHASER"), AMSOUTH BANK OF ALABAMA, an Alabama banking corporation ("ESCROW AGENT"), and CROWN NORTHCORP, INC., a Delaware Corporation ("SELLER").

                              W I T N E S S E T H:

         WHEREAS, Purchaser and Seller have entered into that certain Stock Purchase Agreement of even date herewith providing for the purchase by Purchaser of certain shares of common stock of Seller and other related transactions (the "PURCHASE AGREEMENT"); and

         WHEREAS, SECTION 2.1 of the Purchase Agreement requires that this Escrow Agreement be executed and delivered by Purchaser, Seller and Escrow Agent in order to facilitate the consummation of certain Third-Party Acquisitions; and

         WHEREAS, Seller and Purchaser desire Escrow Agent to invest, manage and disburse the funds deposited with it as provided herein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The parties hereby appoint and designate Escrow Agent as the "Escrow Agent" for purposes of the Purchase Agreement and for the purposes set forth herein, and Escrow Agent hereby accepts such appointment.

         2. DEPOSITS OF ESCROW FUND. From time to time, Purchaser may deposit funds with Escrow Agent in accordance with Section 2.1(a) of the Purchase Agreement (the aggregate funds so deposited and held by Escrow Agent from time to time being referred to herein as the "Escrow Fund"). Escrow Agent agrees to hold and distribute the Escrow Fund as provided herein.

         3. INVESTMENT OF THE ESCROW FUND. Escrow Agent shall manage the Escrow Fund under the terms of this Agreement and shall from time to time invest and reinvest the funds held in the Escrow Fund, as and when instructed by Purchaser in writing, in any one or more of the following:

            (a) obligations of the United States of America;

            (b) general obligations of any State of the United States of
                America;

            (c) general obligations of any political subdivision of a State of the United

                States of America, if such obligations are rated by at least two recognized rating services as at least "AA";

            (d) certificates of deposit of Escrow Agent and any national bank or banks insured by the Federal Deposit Insurance Corporation with a net worth in excess of $100,000,000;

            (e) obligations of state or municipal public housing authorities chartered by the United States of America and guaranteed by the United States of America;

            (f) demand interest bearing accounts of Escrow Agent; and

            (g) money market funds of Escrow Agent which invest in any of the preceding (a) through (f).

If no instructions are received from Purchaser as provided above, Escrow Agent shall invest the Escrow Fund in money market funds of the type described in the preceding CLAUSE (G). Subject to PARAGRAPH 6 below, any and all income and interest realized from the investments of the Escrow Fund made by Escrow Agent pursuant hereto shall be added to and become part of the Escrow Fund.

         4. RELEASES FROM ESCROW FUND.

         (a) Upon receipt by Escrow Agent of a written certificate expressly issued by Seller in accordance with SECTION 2.1(B) of the Purchase Agreement (and executed by an authorized officer of Seller), Escrow Agent shall release and pay to Seller the portion of the Escrow Fund specified therein on the date and in the manner specified therein. Simultaneously with the delivery of such certificate to Escrow Agent by Seller, Seller shall deliver a copy of such certificate to Purchaser.

         (b) Upon receipt by Escrow Agent of a written certificate expressly issued by Purchaser in accordance with SECTION 2.1(c) or SECTION 2.5(c) of the Purchase Agreement (and executed by an authorized officer of the Manager of Purchaser), Escrow Agent shall release and pay to Purchaser any and all amounts (if any) then remaining in the Escrow Fund, or such lesser portion of the Escrow Fund specified in such certificate, including all accrued interest applicable thereto, on the date and manner specified therein. Simultaneously with the delivery of such certificate to Escrow Agent by Purchaser, Purchaser shall deliver a copy of such certificate to Seller.

         (c) Each certificate issued to Escrow Agent by Seller or Purchaser under this PARAGRAPH 4 shall contain an express representation to the effect that Seller or Purchaser (as applicable) has the right to issue such certificate under the terms of the Purchase Agreement.

         5. ESCROW AGENT.

         (a) Escrow Agent shall not be liable to any Person (as defined below) for any damages, losses, or expenses incurred as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Without limiting the foregoing, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of counsel for Escrow Agent given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any certificate, written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, but also as to the truth and accuracy of any information contained therein that Escrow Agent shall in good faith believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Agreement. For purposes of this Agreement, "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, joint-stock company, bank, association or other entity.

         (b) In the event of a dispute between or among any of the parties hereto sufficient in the discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender the Escrow Fund into the registry or custody of the United States District Court for the Northern District of Georgia, Atlanta Division, to initiate such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in any such court as Escrow Agent shall determine to have jurisdiction over the Escrow Fund. The filing of any such legal proceedings shall not deprive Escrow Agent of its compensation hereunder earned prior to such actions.

         (c) If all or any part of the Escrow Fund is attached, garnished or levied upon, or the delivery thereof shall be stayed or enjoined by the order of a court of competent jurisdiction, or any other order, judgment or decree affecting the Escrow Fund is made or entered by a court of competent jurisdiction, Escrow Agent is hereby expressly authorized to obey and comply with all final writs, orders, judgments or decrees so entered or issued by any such court, and if Escrow Agent obeys or complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto or to any other person by reason of such compliance.

         (d) If at any time any attempt should be made to modify this Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or in any manner that Escrow Agent shall reasonably deem undesirable, or at any other time, Escrow Agent may resign by notifying the other parties hereto. From the date upon which such notice is received by Purchaser and Seller until the earlier of (i) the acceptance by a successor escrow agent as shall be appointed (A) by mutual agreement of such parties, or (B) in the event the parties are unable to agree within 20 days following their receipt of such notice, by the senior active Judge of the United States District Court for the Northern District of Georgia, Atlanta Division, upon application by either Purchaser or Seller, or (ii) 60 days following the date upon which notice was mailed, Escrow

Agent's sole obligation hereunder shall be to perform its duties hereunder in accordance with the terms of this Agreement prior to any attempted modification hereof.

         6. ESCROW AGENT'S FEES. The total fee payable to Escrow Agent for its services and obligations hereunder shall be $1,000.00, and shall be paid to Escrow Agent in equal proportions by Seller and Purchaser. Escrow Agent agrees that no fee shall be due and payable hereunder unless and until the Escrow Fund has been deposited by Purchaser as provided in PARAGRAPH 2.

         7. NOTICES.

         (a) All notices, demands, certificates or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered mail, return receipt requested, or by facsimile transmission to the intended recipient thereof at its address, or facsimile number set out below. Any such notice, demand or communication shall be deemed to have been duly given immediately (if given or made by personal delivery or confirmed facsimile), or three days after mailing (if given or made by letter addressed to a location within the country in which it is posted) or seven days after mailing (if made or given by letter addressed to a location outside the country in which it is posted), and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile or hand delivery was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

            i)  If to Purchaser:       Harbert Equity Fund I, L.L.C.
                                       One Riverchase Parkway South
                                       Birmingham, Alabama 35244
                                       Facsimile No. (205)987-5505
                                       Attention: Mr. Michael Luce

             With a copy to:           Kilpatrick Stockton LLP
                                       Suite 2800
                                       1100 Peachtree Street
                                       Atlanta, Georgia 30309-4530
                                       Facsimile No. (404) 815-6555
                                       Attention: Joel B. Piassick, Esq.

            ii)  If to Seller:         Crown NorthCorp, Inc.
                                       1251 Dublin Road
                                       Columbus, Ohio 43215
                                       Facsimile No. (614) 488-9780
                                       Attention: Mr. Ronald E. Roark
                                       Stephen W. Brown, Esq.

            With a copy to:            Powell, Goldstein, Frazer & Murphy LLP
                                       191 Peachtree Street, N.E.
                                       Atlanta, Georgia 30303
                                       Facsimile No. (404) 572-6999
                                       Attention: Jonathan R. Shils, Esq.

            iii)  If to Escrow Agent:  AmSouth Bank of Alabama
                                       1901 6th Ave. North, Suite 730
                                       Birmingham, Alabama 35203
                                       Facsimile No. (205) 581-7661
                                       Attention: Ms. Renee Ragland


         (b) Any party may change the address to which notices, requests, demands or other communications to such parties shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

         8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, beneficiaries, transferees, successors and assigns.

         9. AMENDMENTS. This Agreement may be amended at any time or from time to time in a writing executed by the party to be charged.

         10. EFFECT ON AGREEMENT. The provisions of this Agreement are not amended to alter, modify, negate or replace any provisions of the Purchase Agreement that may be in conflict with the provisions hereof.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         12. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to principles of conflicts of laws.

         13. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof, shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         14. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

         15. HEADINGS. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

         16. NUMBER AND GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         17. TIME OF PERFORMANCE. Time is of the essence.

         18. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement as of the date first hereinabove set forth.

                                PURCHASER:

                                HARBERT EQUITY FUND I, L.L.C.
                                By Harbert Management Corporation, its Manager

                                By: /s/
                                    ------------------------------------------
                                     David A. Boutwell
                                     Vice President

                                        (CORPORATE SEAL)

                                ESCROW AGENT:

                                AMSOUTH BANK OF ALABAMA

                                By: /s/
                                    ------------------------------------------
                                    Name: Renee Ragland
                                    Title:   Corporate Trust Officer

                                        (CORPORATE SEAL)

                                SELLER:

                                CROWN NORTHCORP, INC.

                                By: /s/
                                    ------------------------------------------
                                    Name:    Stephen W. Brown
                                    Title:      Secretary

                                        (CORPORATE SEAL)